TAXES BASED ON INCOME - Unrecognized Tax Benefits (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 30, 2017	Dec. 31, 2016	Jan. 02, 2016
TAXES BASED ON INCOME
Unrecognized tax benefits	$ 108.7	$ 89.5	$ 107.3
Unrecognized tax benefits, if recognized, would reduce annual effective income tax rate	83.9	71.5
Interest expense and penalties recognized in current year for uncertain tax positions	1.5	3.1	$ (1.3)
Accrued interest and penalties for uncertain tax positions, net of tax benefit	$ 25.8	$ 22.3